UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022 (June 30, 2022)

Acutus Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 232-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Acutus Medical, Inc. (the “Company”), with the Securities and Exchange Commission (“SEC”) on July 1, 2022 (the “Original Filing”). As disclosed in the Original Filing, on June 30, 2022, the Company completed the first of two closings in connection with the previously disclosed sale of its AcQCross® line of sheath-compatible septal crossing devices, AcQGuide® MINI integrated crossing device and sheath, AcQGuide® FLEX Steerable Introducer with integrated transseptal dilator and needle, and AcQGuide® VUE steerable sheaths (the “Seller Products”) to Medtronic, Inc. pursuant to an asset purchase agreement dated April 26, 2022 (the “Transaction”). This Form 8-K/A is being filed solely for the purposes of updating the unaudited pro forma financial information relating to the sale of the Seller Products to include the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2022, giving pro forma effect to the sale of the Seller Products. This Form 8-K/A does not change any of the other information contained in the Original Filing except as specifically set forth herein. This Form 8-K/A continues to speak as of the date of the Original Filing and we have not updated or amended any disclosures, except as specifically set forth herein, contained in the Original Filing to reflect events that have occurred since the time of the Original Filing.

Item 8.01 Other Events

The Company’s unaudited pro forma consolidated balance sheet as of March 31, 2022 and unaudited pro forma consolidated statements of operations for the three months ended March 31, 2022 and fiscal year ended December 31, 2021, in each case giving pro forma effect to the sale of the Seller Products, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference. The Company’s unaudited pro forma consolidated statement of operations for the six months ended June 30, 2022, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference. The Transaction is reflected in the Company’s condensed consolidated balance sheet as of June 30, 2022 included in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 11, 2022. Accordingly, the Company has not included an unaudited pro forma consolidated balance sheet as of June 30, 2022 in this Form 8-K/A.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain information incorporated by reference herein contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included or incorporated by reference in this Current Report, other than statements that are purely historical, are forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “should,” “would,” “could,” “may” and similar expressions also identify forward-looking statements. The forward-looking statements include, without limitation, statements regarding whether and when the transactions contemplated by the Sale Agreement (including the Second Closing (as defined in the Original 8-K) and earnout payments thereunder), the Warrants (as defined in the Original 8-K) (including exercise thereof) and ancillary agreements will be consummated.

Our expectations, beliefs, objectives, intentions and strategies regarding future results are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from results contemplated by our forward-looking statements. Factors that may affect the actual results achieved by the Company include, without limitation, the parties’ ability to consummate the transactions; satisfaction of conditions in connection with the transactions described herein; the parties’ ability to meet expectations regarding the timing and completion of the transactions; and the risk factors listed from time to time in the Company’s filings with the SEC, as further described below.

We urge you to carefully consider risks and uncertainties and review the additional disclosures we make concerning risks and uncertainties that may materially affect the outcome of our forward-looking statements and our future business and operating results, including those made under the captions “Risk Factors” contained in our most recently filed Form 10-K and Form 10-Q and subsequent filings with the SEC. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of the filing of this Current Report on Form 8-K.

Item 9.01	Exhibits

(b) Pro forma financial information.

Attached as Exhibit 99.1 hereto and incorporated by reference are an unaudited pro forma consolidated balance sheet as of March 31, 2022 and unaudited pro forma consolidated statements of operation for the three months ended March 31, 2022 and fiscal year ended December 31, 2021, in each case giving pro forma effect to the sale of the Seller Products.

Attached as Exhibit 99.2 hereto and incorporated by reference is an unaudited pro forma consolidated statement of operation for the six months ended June 30, 2022, giving pro forma effect to the sale of the Seller Products.

(d)	Exhibits

Exhibit Number	Description

2.1*^	Asset Purchase Agreement dated April 26, 2022, by and among Medtronic, Inc. and Acutus Medical, Inc.

10.1*^	Amended and Restated Credit Agreement dated June 30, 2022, by and among Acutus Medical, Inc., the lenders from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent

10.2*^	Warrant Purchase Agreement dated June 30, 2022, by and among Acutus Medical, Inc. and the purchasers named therein

10.3*^	Form of Warrant for the issuance of warrants dated June 30, 2022

10.4*^	Registration Rights Agreement dated June 30, 2022, by and among Acutus Medical, Inc., Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P.

99.1^	Unaudited pro forma consolidated balance sheet as of March 31, 2022 and unaudited pro forma consolidated statements of operation for the three months ended March 31, 2022 and fiscal year ended December 31, 2021

99.2	Unaudited pro forma consolidated statement of operation for the six months ended June 30, 2022, giving pro forma effect to the sale of the Seller Products

99.3**^	Press Release dated July 1, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* The schedules and exhibits to the exhibited agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the Securities and Exchange Commission upon request.

 ** Furnished herewith, not filed.

 ^ Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2022

Acutus Medical, Inc.

By:	/s/ David Roman
David Roman
President, Chief Executive Officer, Chief Financial Officer and Director